UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   October 17, 2008

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 285-9885

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2008, with an effective date of October 14, 2008, pursuant to Section 141(f) of the General Corporation Law of Delaware and the bylaws of Ascent Solar Technologies, Inc. the members of the board of directors adopted a resolution increasing the number of members of the Board from seven (7) members to eight (8) members.

The members of the board also appointed Richard Erskine as a member of the Board, to serve as a Class 3 director until the 2009 annual meeting of stockholders and until his successor is duly qualified and elected. The board members determined that members Richard Erskine and Einar Glomnes, who serve as designated directors on behalf of Norsk Hydro Produksjon AS (“Hydro”), are not considered “independent directors” under applicable law and Nasdaq regulations.

Prior to rejoining a Hydro affiliate as Senior Vice President of solar business development, Erskine was Executive Vice President of Petroleum Services at Norwegian-based AGR Group ASA.  He previously served as managing director of Norsk Hydro Technology Ventures AS.  Mr. Erskine holds a B.Sc. degree in Chemical Engineering from University of Manchester Institute of Science and Technology, a M.Sc. degree in Petroleum Engineering from Imperial College London and an M.B.A. degree from the Norwegian School of Management.

Forward Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although Ascent Solar Technologies, Inc. (Company) believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

October 20, 2008	By:	/s/ Gary Gatchell

Name: Gary Gatchell
Title: Chief Financial Officer